UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

Eleven Madison Avenue
16th Floor
New York, New York 10010

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 18, 2011

TO THE SHAREHOLDERS OF
CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Credit Suisse Asset Management Income Fund, Inc. (NYSE Amex: CIK) (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC, Eleven Madison Avenue, (between East 24th and 25th Streets) 16th Floor, New York, New York 10010, on April 18, 2011, at 11:00 a.m. New York time.

The purpose of the Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:

(1)  To elect two (2) Directors of the Fund.

This item is discussed in greater detail in the attached Proxy Statement.

The close of business on March 4, 2011 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, this Meeting.

This notice and related proxy material are first being mailed to shareholders on or about March 16, 2011.

By order of the Board of Directors,

JOHN G. POPP

Chief Executive Officer and President

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: March 14, 2011
New York, New York

(This page has been left blank intentionally.)

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

Eleven Madison Avenue
16th Floor
New York, New York 10010

Proxy Statement for the
Annual Meeting of Shareholders
To Be Held on Monday, April 18, 2011

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund scheduled to be held at the offices of Credit Suisse Asset Management, LLC ("Credit Suisse"), Eleven Madison Avenue, 16th Floor, New York, New York 10010 on April 18, 2011 (commencing at 11:00 a.m. New York time) and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement.

Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone or personal interviews conducted by officers or employees of the Fund; Credit Suisse, the investment adviser to the Fund; State Street Bank and Trust Company, the administrator of the Fund (the "Administrator"); or The Altman Group, Inc. ("Altman Group"), a proxy solicitation firm that has been retained by the Fund and will receive a fee not to exceed $500 and be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of Altman Group for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about March 16, 2011.

Each of the Fund and Credit Suisse has its principal executive office at Eleven Madison Avenue, 16th Floor, New York, New York 10010. The Administrator has its principal executive office at One Lincoln Street, Boston, Massachusetts 02110.

The Fund's Annual Report containing audited financial statements for the fiscal year ended December 31, 2010 has previously been furnished to all shareholders of the Fund. It is not to be regarded as proxy-soliciting material.

Only shareholders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. Shareholders who wish to vote in person at the Meeting must comply with all applicable conditions.

If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted "FOR" the election of the Fund's nominees for Director, and, in accordance with the judgment of the persons named in the Proxy on any matters that may properly come before the Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the power to revoke it by mail (addressed to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 16th Floor, New York, New York 10010) or in person at the Meeting by executing a superseding Proxy or by submitting a notice of revocation.

A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

The election of a Director will require that the candidate receive a plurality of the votes cast at the Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on the election.

Credit Suisse and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, March 4, 2011, there were 49,983,719 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to a proportionate share of one vote.

In order that your Shares may be represented at the Meeting, you are requested to:

—indicate your instructions on the Proxy;

—date and sign the Proxy;

—mail the Proxy promptly in the enclosed envelope; and

—allow sufficient time for the Proxy to be received and processed on or before 11:00 a.m. on April 18, 2011.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of the Fund to Be Held on April 18, 2011. The Proxy Statement and the Fund's most recent annual report are available on the Internet at www.credit-suisse.com/us. The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended December 31, 2010 to any Fund shareholder upon request. To request a copy, please write to the Fund c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 16th Floor, New York, NY 10010, or call Telephone: 1-800-293-1232. You may also call for information on how to obtain directions to be able to attend the Meeting and vote in person.

PROPOSAL 1: ELECTION OF DIRECTORS

The only proposal to be submitted at the Meeting will be the election of two (2) Directors of the Fund to hold office for the terms set forth below and until their successors are duly elected and qualified.

Pursuant to the Fund's Articles of Incorporation, the Board is divided into three classes, each class having a term of three years. Each year the term of one class will expire. James J. Cattano and Steven N. Rappaport are each being nominated to serve as a Class I Director, for a three-year term to expire at the Fund's 2014 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

Lawrence J. Fox is a Class II Director whose term will expire at the 2012 Annual Meeting of Shareholders or until his successor is duly elected and qualified. Enrique R. Arzac and Terry F. Bovarnick are each Class III directors whose term will expire at the Fund's 2013 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified.

Messrs. Cattano and Rappaport have consented to serving as Directors of the Fund if elected and have also consented to being named in this Proxy Statement.

The following tables set forth certain information regarding the nominees for election to the Board, Directors whose terms of office continue beyond the Meeting, and the principal officers of the Fund. The current terms of office of the Fund's officers will end at the Board of Directors' meeting next following the Meeting.

DIRECTORS

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held By Director During Past Five Years
Non-Interested Nominees for Director:

James J. Cattano c/o Primary Resources, Inc. Executive Office 999 Vanderbilt Beach Road Suite 200 Naples, FL 34108 Year of Birth: 1943	Director, Nominating Committee Member and Audit Committee Chairman	Since 2006; current term ends at the 2011 annual meeting	President, Primary Resources, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996	2	Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (each a closed-end investment company)

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held By Director During Past Five Years
Steven N. Rappaport Lehigh Court LLC 555 Madison Avenue, 29th Floor New York, New York 10022 Year of Birth: 1948	Director, Nominating Committee and Audit Committee Member	Since 2005; current term ends at the 2011 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present	9	Director of iCAD, Inc. (a surgical & medical instruments & apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC (plywood manufacturing company); Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (each a closed-end investment company); Director of Prism Medical (medical devices) from 2004 to 2005

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held By Director During Past Five Years
Non-Interested Directors:

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1941	Chairman of the Board of Directors, Nominating Committee Chairman and Audit Committee Member	Since 1990; Chairman since 2005; current term ends at the 2013 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	9	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company, Petroleum and Resources Corporation, Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Director of Starcomms PLC (telecommunications company); Director of Mirae Discovery Funds (6 open-end portfolios)

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held By Director During Past Five Years
Terry F. Bovarnick c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1958	Director, Nominating Committee and Audit Committee Member	Since 2006; current term ends at 2013 annual meeting	Currently retired. Consultant to Chartwell Investment Partners from March 2002 to March 2003	2	None

Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, PA 19103 Year of Birth: 1943	Director and Nominating Committee Member	Since 1990; current term ends at the 2012 annual meeting	Partner of Drinker Biddle & Reath (law firm) since 1972	2	Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company)

OFFICERS

Name, Address, and Year of Birth	Position(s) Held With Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
John G. Popp Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1956	Chief Executive Officer and President	Since 2010	Managing Director of Credit Suisse; Group Manager and Senior Portfolio Manager for Performing Credit Strategies; Associated with Credit Suisse since 1997; Officer of other Credit Suisse Funds

Thomas J. Flannery Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1974	Chief Investment Officer	Since 2010	Managing Director of Credit Suisse; Associated with Credit Suisse Group AG since 2000; Officer of other Credit Suisse Funds

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1959	Chief Financial Officer	Since 1995	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1966	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse since 2010; Director and Global Head of Compliance of Credit Suisse from January 2005 to December 2009; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds

Roger Machlis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1961	Chief Legal Officer	Since 2010	Managing Director and General Counsel for Credit Suisse; Associated with Credit Suisse Group AG since 1997; Officer of other Credit Suisse Funds

Name, Address, and Year of Birth	Position(s) Held With Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Karen Regan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1963	Senior Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1973	Treasurer	Since 2008	Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds

Qualification of Board of Directors

The Board believes that each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, Credit Suisse, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director's ability to perform his or her duties effectively may have been attained through the Director's business, consulting, public service and/or academic positions; experience from service as a board member of the Fund and the other funds in the Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that support the conclusion that each person should serve as a Director.

Enrique R. Arzac. Mr. Arzac has been a Director since 1990, Chairman of the Board of Directors since 2005, and Chairman of the Nominating Committee since 2003. In addition, he has over 30 years of business and consulting experience in the areas of finance, trade and economics and academic experience as a professor of finance and economics. Mr. Arzac also currently serves on the boards of directors of other funds, including funds in the Fund Complex, and on the board of directors of an investment management and investment advisory services company.

Terry F. Bovarnick. Ms. Bovarnick has been a Director since 2006. In addition, she has over 30 years of executive and business experience in the investment industry. Ms. Bovarnick also serves on the board of directors of another closed-end fund in the Fund Complex.

James J. Cattano. Mr. Cattano has been a Director since 2006, and Chairman of the Audit Committee since 2009. In addition, he has over 40 years of executive and business and academic experience in the international trading and manufacturing industry. Mr. Cattano also currently serves on the boards of directors of other closed-end funds, including a closed-end fund in the Fund Complex.

Lawrence J. Fox. Mr. Fox has been a Director since 1990. In addition, he has close to 40 years of experience as an attorney. Mr. Fox also currently serves on the boards of directors of other closed-end funds, including a closed-end fund in the Fund Complex.

Steven N. Rappaport. Mr. Rappaport has been a Director since 2005. In addition, he has over 40 years of business experience in the financial services industry. Mr. Rappaport also serves on the boards of directors of other funds, including funds in the Fund Complex.

Specific details regarding each Director's principal occupations during the past five years are included in the table above.

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Credit Suisse Family of Investment Companies (as defined below) beneficially owned by each Director or nominee.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund*(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Credit Suisse Family of Investment Companies*(1)(3)
Non-Interested Nominees for Director:
James J. Cattano	C	D
Steven N. Rappaport	D	E
Non-Interested Directors:
Enrique R. Arzac	D	E
Terry F. Bovarnick	C	C
Lawrence J. Fox	D	E

*   Key to Dollar Ranges

A.  None

B.  $1 - $10,000

C.  $10,001 - $50,000

D.  $50,001 - $100,000

E.  over $100,000

(1)   This information has been furnished by each Director as of December 31, 2010. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)   The Fund's Directors and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities.

(3)   "Credit Suisse Family of Investment Companies" means those registered investment companies that share Credit Suisse as their investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of December 31, 2010, none of the non-interested nominees for election to the Board, the other non-interested Directors or their immediate family members owned beneficially or of record any class of securities in Credit Suisse or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Credit Suisse.

During the fiscal year ended December 31, 2010, each Director who was not a director, officer, partner, co-partner or employee of Credit Suisse, the Administrator or any affiliate thereof, received an annual fee of $14,300 and $1,000 for each meeting of the Board attended by him/her and was reimbursed for expenses incurred in connection with his/her attendance at the Fund's Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended December 31, 2010 to all such unaffiliated Directors was $96,930. The Independent Chairman receives an additional annual fee of $5,000 and the Audit Committee Chairman receives an additional annual fee of $2,000. The Directors have approved a compensation plan that permits each Director entitled to receive a fee from the Fund to elect to receive up to one hundred percent of his or her annual fee in the form of Fund shares issued by the Fund.

During the fiscal year ended December 31, 2010, the Board convened six times. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he or she served during the period for which he or she was a Director.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged Credit Suisse to manage the Fund on a day-to day basis. The Board is responsible for overseeing Credit Suisse and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund's charter. The Board is currently composed of five members, each of whom is an Independent Director. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Enrique Arzac, an Independent Director, to serve in the role of Chairman. The Chairman's role is to preside at all meetings of the Board and to act as a liaison with Credit Suisse, other service providers, counsel and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of Credit Suisse and other service providers (depending on the nature of the risk), which carry out the Fund's investment management and business affairs. Credit Suisse and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of Credit Suisse and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, Credit Suisse, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Messrs. Arzac, Cattano and Rappaport and Ms. Bovarnick constitute the Fund's Audit Committee, which is composed of Directors who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of the New York Stock Exchange Amex ("NYSE Amex")). The Audit Committee convened three times during the fiscal year ended December 31, 2010. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund.

All of the Directors constitute the Fund's Nominating Committee, which is composed of Directors who are non-interested Directors of the Fund (as such term is defined by the NYSE Amex's listing standards). The Nominating Committee met three times during the fiscal year ended December 31, 2010. At a meeting of the Nominating Committee held on February 15, 2011, the Nominating Committee (with the nominees abstaining from voting) determined to recommend to the full Board the nomination of Messrs. Cattano and Rappaport each for a three-year term. The Nominating Committee selects and recommends to the full Board candidates for nomination as Directors. The Board has adopted a Nominating Committee Charter (a copy of which was included as Appendix A to the Fund's proxy statement dated March 15, 2010). In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. With respect to diversity, the Nominating Committee considers whether a candidate's background, experience and skills will contribute to the diversity of the Board.

The Nominating Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 16th Floor, New York, New York 10010. Any submission should include at a minimum the following information: As to each individual proposed for election or re-election as Director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected)). In the case of any Fund holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Fund's proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the Fund's previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund's By-laws, or as required by any relevant stock exchange listing standards.

The Fund does not have a Compensation Committee.

OTHER BOARD-RELATED MATTERS

Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Secretary of the Fund. All such communications will be directed to the Board's attention.

The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders.

REPORT OF THE AUDIT COMMITTEE

Pursuant to the Audit Committee Charter adopted by the Board (a copy of which was included as Appendix B to the Fund's proxy statement dated March 15, 2010), the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund's independent registered public accounting firm and overseeing the Fund's internal controls. The Fund's Audit Committee charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PwC") to the Fund and to Credit Suisse and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out audits in accordance with standards established by the Public Accounting Oversight Board (United States).

The Audit Committee has met with the Fund's management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended December 31, 2010. The Audit Committee has also met with the Fund's independent registered public accounting firm, PwC, and discussed with it certain matters required by Statement of Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received from PwC the letter required by the Securities and Exchange Commission's ("SEC") independence rules describing any relationships between it and the Fund, Credit Suisse and its affiliates that may be thought to bear upon the independence of the independent registered public accounting firm. The Audit Committee has discussed with PwC its independence and has considered whether the provision of services by PwC to the Fund, Credit Suisse and its affiliates was compatible with maintaining PwC's independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis for determining that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2010 Annual Report to Shareholders for the fiscal year ended December 31, 2010 and be mailed to shareholders and filed with the SEC.

Submitted by the Audit Committee of the Fund's Board Of Directors

Enrique R. Arzac

Terry F. Bovarnick

James J. Cattano

Steven N. Rappaport

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on November 16, 2010, the Fund's Audit Committee approved the selection of PwC for the fiscal year ending December 31, 2011. PwC has been the Fund's independent registered public accounting firm since the Fund commenced operations, and has informed the Fund that it has no direct or material indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement, if the representative so desires, and will be available to respond to appropriate questions.

The information in the table below is provided for services, all approved by the Audit Committee, rendered to the Fund by PwC for its fiscal years ended December 31, 2009 and December 31, 2010.

	2009	2010
Audit Fees	$42,530	$42,530
Audit-Related Fees(1)	$3,400	$3,400
Tax Fees(2)	$2,800	$2,800
All Other Fees	$0	$0
Total	$48,730	$48,730

(1)   Services include agreed upon procedures in connection with the Fund's semi-annual financial statements.

(2)   Tax services in connection with the Fund's excise tax calculations and review of the Fund's applicable tax returns.

The Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the Fund ("Covered Services Provider") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Audit Committee, and the Chairperson shall report to the Audit Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than Credit Suisse or the Fund's officers). Pre-approval by the Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate fees billed by PwC for non-audit services rendered to the Fund, Credit Suisse or Covered Services Providers for the fiscal years ended December 31, 2009 and December 31, 2010 were $0 and $0, respectively.

COMPENSATION

The following table shows certain compensation information for the Directors for the fiscal year ended December 31, 2010. All officers of the Fund are employees of and are compensated by Credit Suisse. None of the Fund's executive officers or Directors who are also officers or directors of Credit Suisse received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

Name of Director or Nominee	Aggregate Compensation From the Fund	Total Compensation From Fund and Fund Complex Paid To Director or Nominee*
Non-Interested Nominees for Director:
James Cattano	$20,300	$42,600
Steven Rappaport	$18,300	$122,600
Non-Interested Directors:
Enrique Arzac	$23,300	$115,100
Terry Bovarnick	$18,300	$38,600
Lawrence Fox	$18,300	$38,600

  *  9 funds comprise the Fund complex. See the "Directors" table for the number of funds each Director serves.

THE FUND'S BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

ADDITIONAL INFORMATION

Beneficial Owners

Based upon the Fund's review of filings made pursuant to Section 13 of the 1934 Act, as of February 2, 2011, to the Fund's knowledge the following shareholder beneficially owned over 5% of the Fund's shares:

	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	First Trust Portfolios L.P.	4,085,533	*	8.2%

  *  As stated in Schedule 13G/A filed with the SEC on February 2, 2011, First Trust Portfolios L.P., First Trust Advisors L.P. and the Charger Corporation share beneficial ownership of 4,085,533 shares, or 8.2% of the common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and Directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership with the SEC and the Fund.

Based solely upon its review of the copies of such forms received by it and written representations from such persons, to the knowledge of each Fund, for the fiscal year ended December 31, 2010, such forms were filed on a timely basis, with the exception of a Form 4 submission relating to transactions in the Fund's shares by each of Enrique R. Arzac, Terry F. Bovarnick, James J. Cattano, Lawrence J. Fox and Steven N. Rappaport, which were inadvertently not filed in a timely manner and have since been filed.

SHAREHOLDER PROPOSALS

Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2012 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than November 1, 2011. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to, or mailed (certified mail being recommended) to and received by, Credit Suisse Asset Management Income Fund, Inc. c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 16th Floor, New York, New York 10010 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2012 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND

RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at (800) 293-1232. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of your household, please contact the Fund in writing at: Eleven Madison Avenue, 16th Floor, New York, New York 10010 or call the Fund at (800) 293-1232.

Other Business

Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

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CREDIT SUISSE ASSET

MANAGEMENT INCOME

FUND, INC.

April 18, 2011

ANNUAL MEETING PROXY CARD

Credit Suisse Asset Management Income Fund, Inc.

Eleven Madison Avenue

New York, NY  10010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

The undersigned hereby appoints Michael Pignataro and Karen Regan, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated below and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) that the undersigned is entitled to vote at the annual meeting of shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 16th Floor, New York, NY 10010, on April 18, 2011 at 11:00 a.m. Eastern Time.

This proxy when properly executed will be voted in the manner directed therein by the undersigned shareholder.  If no direction is made, this proxy will be voted as recommended by the Board of Directors in favor of the Board’s nominees for Director named below.

In their discretion, the proxies are authorized to vote upon such other business as may properly be presented to the meeting or any adjournments, postponements, continuations, or rescheduling thereof.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.   Please sign this proxy exactly as your name or names appear hereon.  Each joint owner should sign.  Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

  PLEASE FOLD HERE

Please vote, date and sign below and return promptly in the enclosed envelope.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED.

	For	Withhold

James Cattano	☐	☐

Steven Rappaport	☐	☐

James Cattano and Steven Rappaport are each being nominated to serve a three-year term.

The proxy statement is available on the internet at www.credit-suisse.com/us.

“Scanner Bar Code”

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